SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          November 15, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                     NEXTPATH TECHNOLOGIES, INC.
        (Exact Name of Registrant as Specified in its Charter)

                       114 South Churton Street
                              Suite 101
                       Hillsborough, N.C. 27278
               (Address of principal executive offices)

                             919/644-0600
                          919/644-1115 (fax)
         (Registrant's telephone number, including area code)

                            NOT APPLICABLE
    (Former name and former address, if changed since last report)

Nevada                         000-26425                  84-1402416

(State or other             (Commission                  (I.R.S. Employer
jurisdiction of            File Number)                 Identification No.)
incorporation)

    ITEM 2.  Acquisition or Disposition of Assets

    On November 15, 1999, NextPath closed its acquisition of Willow Systems Limited, a New Mexico corporation, and its two wholly owned subsidiaries Reflex LLC and NextWave Photonics LLC. It was accomplished through a forward triangular merger by which Willow Systems Limited merged into Willow Systems, Inc., a Delaware corporation wholly owned by NextPath. The surviving corporation is Willow Systems, Inc. The former management and employees of Willow Systems Limited are now those of Willow Systems, Inc. and the company's principal place of business will remain in Albuquerque.

    The consideration paid by NextPath to the shareholders of Willow Systems Limited was as follows:

                  (a)    $1,700,000 ($950,000 paid at closing;
                  $750,000 paid to an escrow agent under the terms of a one year escrow agreement); and

                  (b)    650,000 shares of NextPath restricted
                  common stock with piggy-back registration rights.

    Willow Systems, Inc. ("Willow") is an advanced technology company providing custom real-time motion control and electronic solutions which expertise includes gimbals (positioning devices), camera and electro-optical system design, embedded software development and system engineering and development. It serves a diverse customer base providing systems ranging from commercial helicopter airborne camera mounts to space-qualified control electronics. Willow has the capability to translate real-time motion control requirements into reliable, low cost hardware solutions, and its technologies have potential application in a wide range of businesses.

    Willow is also engaged in the business of designing and developing new and innovative MicroElectro Mechanical
    Systems ("MEMS") technology and associated controls and electronics, primarily for optical applications. MEMS are machines so small that they are imperceptible to the human eye. Willow is also developing a high-speed fiber optic switch that will control communications routing over fiber optic networks. This switch will be compatible with the high capacity wavelength division multiplexed ("WDM") fiber optic systems that are expected to dominate the fiber optic communications market over the next decade.

    A press release regarding NextPath's acquisition of Willow
    Systems Limited and certain other matters was issued by NextPath on November 18, 1999 and is attached hereto as
    Exhibit 99.1.

  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      No financial statements are filed with this report but will be filed within 60 days after the date that the initial Form 8-K must be filed.

    EXHIBITS

     99.1   Press Release dated November 18, 1999 issued by the Company.


                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                               NEXTPATH TECHNOLOGIES, INC.


                               /S/ James Ladd
                                   President, Chief Executive Officer


    Date:  December 13, 1999